VIA EDGAR AND BY HAND
November 28, 2007
Ms. Karen J. Garnett
Branch Chief
United States Securities and Exchange Commission
Division of Corporate Finance
100 F Street, N.E.
Washington, D.C. 20549-0405

Re:	Feldman Mall Properties, Inc.
Schedule 14A Filed November 15, 2007
File No. 001-32365
Dear Ms. Garnett:
     On behalf of our client, Feldman Mall Properties, Inc., a Maryland corporation (the “Company”), we set forth below the responses of the Company to the comments of the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”), received by letter dated November 26, 2007 (the “November 26 Letter”), with respect to Schedule 14A (the “Preliminary Proxy Statement”) (File No. 001-32365) filed by the Company on November 15, 2007. The responses to the Staff’s comments are set out in the order in which the comments were set out in the November 26 Letter and are numbered accordingly.
     We have enclosed with this letter a marked copy of Schedule 14A/A, which was filed today by the Company via EDGAR, reflecting all changes to the Preliminary Proxy Statement.
Explanatory Note
1.	You state that you have determined to exclude the Mercury Proposal from your proxy statement because you have already implemented this proposal. You also state that you believe that you are permitted to exclude the proposal based on Rule 14a-8(f). Rule 14a-8(j), however, provides that if a company “intends to exclude a proposal from its proxy materials, it must file its reasons with the Commission no later than 80 calendar dates before it files its definitive proxy statement and form of proxy with the Commission.” Please advise if you have made a submission to the Commission under Rule 14a-8 seeking to exclude the Mercury Proposal from your proxy statement, or explain why you have not done so.

Response: We have revised the Preliminary Proxy Statement on page 5 to include the Mercury Proposal.
Proposal 3: Approval of Convertibility Feature of 6.85% Series A Preferred Stock
2.	Proposal 3 appears to involve modification of a class of securities covered by Item 12 of Schedule 14A. Item 12(f) requires registrant to furnish the financial and other information required by Item 13(a). Please furnish the financial and other information required by Item 13(a).

Response: As discussed with the Staff via telephone on November 27, 2007, the Company believes that Proposal 3 does not involve any modification or amendment to an existing class of securities. The 6.85% Series A Cumulative Contingently Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) provides by its existing terms that it will become convertible into the Company’s common stock, par value $0.01 per share (the “Common Stock”), if such convertibility is approved by the stockholders of the Company as provided in the articles supplementary with respect to the Series A Preferred Stock (the “Articles Supplementary”). The terms of the Series A Preferred Stock are not being modified. Instead, a condition to the convertibility of the Series A Preferred Stock is being satisfied by the stockholder vote. Following the vote, no amendment or modification to the Articles Supplementary will be prepared. The Articles Supplementary containing a description of such contingent convertibility feature was filed with the Commission as an exhibit to the Company’s Current Report on Form 8-K on April 16, 2007.
*          *          *
     We respectfully request that additional comments, if any, in connection with the subject filing be directed to the undersigned at Clifford Chance US LLP, Attention: Jay L. Bernstein, Esq. and Andrew S. Epstein, Esq., 31 West 52nd Street, New York, New York 10019 (fax: (212) 878-8375).
Very truly yours,
/s/ Jay L. Bernstein, Esq.
Enclosures

cc:	Philip L. Rothenberg
Larry Feldman
Tom Wirth

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